SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): January 4, 2005


                            Checkpoint Systems, Inc.
               (Exact Name of Registrant as Specified in Charter)

  Pennsylvania                       No. 1-11257                22-1895850
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(State or Other Jurisdiction     Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (856) 848-1800
                                                           --------------

                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Election of Directors



         On January 4, 2005, Checkpoint Systems, Inc. issued a press release announcing the appointment of Harald Einsmann to its Board of Directors.



Item 9.01  Financial Statements and Exhibits

(a) Not applicable


(b) Not applicable


(c) The following exhibits are filed herewith:


     Exhibit 99.1 Press Release dated January 4, 2005.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CHECKPOINT SYSTEMS, INC.



                       By: /s/ John R. Van Zile
                          -----------------------------------------
                           John R. Van Zile
                           Senior Vice President, General Counsel and Secretary


Date: January 10, 2005







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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

Exhibit
  99.1 Press Release of the Company dated January 4, 2005 announcing the appointment of Harald Einsmann to its Board of Directors.